Exhibit (23)




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As  independent   public   accountants,   we  hereby  consent  to  the
 incorporation of our reports included in this Form 10-K, into Portland General Corporation's previously filed Registration Statement No. 33-27462 on Form
  S-8, Registration Statement No. 33-40943 on Form S-8, Registration Statement No. 33-49811 on Form S-8,
 Registration Statement No. 33-55321 on Form S-3 and Registration Statement
 No. 33-61313 on Form S-3.


                                                            Arthur Andersen LLP


 Portland, Oregon,
 January 24, 1996







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


 As   independent   public   accountants,  we  hereby  consent  to  the
incorporation of our reports included in this Form 10-K, into Portland General
 Electric Company's previously filed Registration Statement No. 33-62549 on Form S-3.



                                                            Arthur Andersen LLP

 Portland, Oregon,
 January 24, 1996


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